UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2005

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   Entry into a Material Definitive Agreement

        As disclosed in a Form 8-K filed by NovaDel Pharma Inc. (the “Company”) on July 29, 2005, on July 28, 2005, the Company issued a total of 450,000 options (the “New Options”) pursuant to the Company’s 1998 Stock Option Plan to six directors and one executive officer of the Company (each, a “Holder”) in exchange for options (the “Old Options”) held by each of the Holders in the same amounts as the Old Options held by each Holder. The exchanges were effected in order to cure the Company’s noncompliance with the AMEX continued listing standard requiring shareholder approval of option plans or other equity compensation arrangements pursuant to which options may be issued to directors and officers. The Old Options were not issued pursuant to a plan which had previously received shareholder approval. The Holders are Thomas E. Bonney, William F. Hamilton, Lawrence J. Kessel, Charles Nemeroff, Mark Rachesky and Robert G. Savage, all of whom are directors of the Company, and Jean W. Frydman, who is Vice President and General Counsel of the Company. On July 28, 2005, each of the seven Holders agreed, pursuant to a Disclosure and Release Agreement Related to the Exchange of Non-Plan Options for Stock Options Under the NovaDel Pharma Inc. 1998 Stock Option Plan between such Holder and the Company (the “Disclosure and Release Agreements”), to the exchange of the Old Options held by him or her for New Options in a like amount.

        The description of the Disclosure and Release Agreements above is qualified in its entirety by reference to the full text thereof. Copies of the Disclosure and Release Agreements for each of the Holders are attached hereto as Exhibits 10.1 through 10.7 and are incorporated in this Item 1.01 by reference.

ITEM 9.01.   Financial Statements and Exhibits

              (c)              Exhibits

Exhibit No.	Exhibit
10.1	Disclosure and Release Agreement with Thomas E. Bonney
10.2	Disclosure and Release Agreement with William F. Hamilton
10.3	Disclosure and Release Agreement with Lawrence J. Kessel
10.4	Disclosure and Release Agreement with Charles Nemeroff
10.5	Disclosure and Release Agreement with Mark Rachesky
10.6	Disclosure and Release Agreement with Robert G. Savage
10.7	Disclosure and Release Agreement with Jean W. Frydman

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005	NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Disclosure and Release Agreement with Thomas E. Bonney

10.2	Disclosure and Release Agreement with William F. Hamilton

10.3	Disclosure and Release Agreement with Lawrence J. Kessel

10.4	Disclosure and Release Agreement with Charles Nemeroff

10.5	Disclosure and Release Agreement with Mark Rachesky

10.6	Disclosure and Release Agreement with Robert G. Savage

10.7	Disclosure and Release Agreement with Jean W. Frydman

4